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SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): October 31,
1995


                          NYCOR, INC.
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


                           Delaware
-----------------------------------------------------------------
        (State or Other Jurisdiction of Incorporation)


      0-15299                             22-2748564
      -------                             ----------
(Commission File Number)     (IRS Employer Identification Number)



     287 Childs Road
     Basking Ridge, New Jersey            07920
     -------------------------            -----
(Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code (908) 953-8200


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Item 5.     Other Events


                On October 31, 1995, the Registrant and Fedders Corporation jointly announced that they have reached agreement in principle to merge. The agreement is subject to the approval of the stockholders and lenders of both companies in addition to any required government approvals.


Item 7.     Financial Statements and Exhibits


(c)             Exhibits

                News Release dated October 31, 1995


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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NYCOR, INC.




                                    BY: /s/ Kent E. Hansen
                                    Vice President-Finance
                                    and General Counsel




Date:  November 10, 1995       Signing both in his capacity as
                               Vice President of the Registrant
                               and as Chief Financial Officer of
                               the Registrant







ITEM 7.       Financial Statements and Exhibits


(c)             Exhibits


NYCOR AGREES TO MERGER WITH FEDDERS CORPORATION
-----------------------------------------------


Basking Ridge, NJ -- October 31, 1995 -- Fedders Corporation (NYSE: FJA) and NYCOR, Inc. (NASDAQ: NYCOA) today jointly announced that they have reached agreement in principle to merge. Under the terms of the agreement, stockholders of NYCOR will receive shares of Fedders Corporation Class A Stock with a value of $6.25 for each share of NYCOR Common Stock, Class A Stock and Class B Stock which they own. No other terms of the agreement were disclosed. The agreement is subject to the approval of the stockholders and lenders of both companies in addition to any required government approvals.